                                                                   Exhibit 24.1

                                Power of Attorney

Each of the undersigned, being a director or officer, or both, of GAYLORD CONTAINER CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint each of Marvin A. Pomerantz and Daniel P. Casey as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in all capacities, to sign the Registration Statement on Form S-8 for the Corporation's 1997 Long-Term Equity Incentive Plan, and any amendments thereto, and to file same, together with all exhibits thereto and other attachments and documents in connection therewith, with the Securities and Exchange Commission, the American Stock Exchange and any other regulatory authority, and to sign, file or deliver such further documents and to take such further actions in connection therewith as each of the undersigned might or could do in person and as each such attorney and agent deems necessary or desirable; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue heereof.


                SIGNATURE                                                     TITLE
----------------------------------------------          ------------------------------------------------
By:
   -------------------------------------------            Chairman, Chief Executive Officer and Director
                Marvin A. Pomerantz                                        (Principal Executive Officer)



By:
   ------------------------------------------                                   Executive Vice President
                Daniel P. Casey                                            (Principal Financial Officer)



By:
   ------------------------------------------                      Vice President - Corporate Controller
                Jeffrey B. Park                                           (Principal Accounting Officer)



By:/s/ Mary Sue Coleman
   ------------------------------------------
                Mary Sue Coleman                                                                Director



By:/s/ Harve A. Ferrill
   ------------------------------------------
               Harve A. Ferrill                                                                 Director



By:/s/ John E. Goodenow
   ------------------------------------------
               John E. Goodenow                                                                 Director



By:/s/ David B. Hawkins
   ------------------------------------------
               David B. Hawkins                                                                 Director


                SIGNATURE                                                     TITLE
----------------------------------------------          ------------------------------------------------
By:/s/ Warren J. Hayford
   ------------------------------------------
               Warren J. Hayford                                                                Director



By:/s/ Charles S. Johnson
   ------------------------------------------
               Charles S. Johnson                                                               Director



By:/s/ Jerry W. Kolb
   ------------------------------------------
               Jerry W. Kolb                                                                    Director



By:/s/ Ralph L. MacDonald Jr.
   ------------------------------------------
               Ralph L. MacDonald Jr.                                                           Director



By:/s/ Thomas H. Stoner
   ------------------------------------------
              Thomas H. Stoner                                                                  Director